UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 2005.


                           ANDRESMIN GOLD CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its chapter)


          Montana                      000-33057                 84-1365550
          -------                      ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

       Calle Jose Gonzales 671-675
        Miraflores, Lima 18, Peru                                        N/A
        -------------------------                                        ---
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   51-1-242-5502
                                                     -------------


           1450 - 409 Granville St., Vancouver, B.C., Canada, V6C 1T2
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CRF 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
--------------------------------------------------------------------------------
APPOINTMENT OF PRINCIPAL OFFICERS
---------------------------------

On April 14, 2005, Mr. Dean de Largie and Mr. Luis Goyzueta were appointed as directors of Andresmin Gold Corporation (the "Company") at a meeting of the Board of Directors held on April 14, 2005.

Mr. Dean de Largie has over 16 years in the mineral exploration and mining in Australia, North and South America and Africa. His career has spanded all phases of greenfields and advanced exploration, open-pit and underground mining operations. Mr. de Largie spent six years with the Ashton Mining Group and held positions of Remote Sensing Interpretation Geologist, Exploration Geologist in Western Australia and Nevada and Mine Geologist on the Mertondale 5 Gold Mine. Mr. de Largie consulted to Metex Resources, significantly adding to the resource at Beasley Creek and Lancefield Deposits, to North Limited in charge of geotechnical drilling on the Kanowna Belle Gold Mine, and to Billiton Exploration exploring the Halls Creek Mobile Belt in Western Australia for copper for several years prior to moving to Peru in 1996. Since 1996, Mr. de Largie has been consulting in South America to Billiton Exploration, Western Mining, Savage Exploration and Panoro Resources with an emphasis on exploration for Porphyry Copper Deposits.

Mr. de Largie has a Bachelor of Applied Science - Geology from the Curtin University of Technology, School of Geology and Geophysics in Western Australia.

Mr. de Largie is not a director or officer of any other reporting issuer.


Mr. Luis Humberto Goyzueta Angobaldo has an impressive track record spanning over seven years working as an executive with natural resource companies in Peru. He is General Manager and serves on the Board of Directors of Interpacific Oil, Peru's only biodiesel company. He also serves on the Board of Directors of Oiltec, Gulf Oil International's partner in Peru. Furthermore, he is President of two Peruvian mining companies, Compania Minera Moria and Minera Inka Sol. In addition to his Peruvian natural resource expertise, Mr. Goyzueta holds a degree in Economics and Finance from Bentley College in Boston, and has a large network of high level contacts throughout Latin America.

Mr. Goyuzeta is not a director or officer of any other reporting issuer.


ITEM 8.01   OTHER EVENTS
------------------------

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2,
Exhibit 99.3 and Exhibit 99.4.




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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------

Exhibit No.          Description
-----------          -----------

Exhibit 99.1         Press Release dated March 17, 2005.
Exhibit 99.2         Press Release dated April 12, 2005
Exhibit 99.3         Press Release dated April 14, 2005
Exhibit 99.4         Press Release dated April 25, 2005



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2005

                                       ANDRESMIN GOLD CORPORATION


                                       By:       /s/ Ian Brodie
                                          --------------------------------------
                                       Name:   Ian Brodie
                                       Title:  President and Director


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                                  EXHIBIT INDEX
                                  -------------

                                                             Sequential Page
Number             Exhibit                                   Number
------             -------                                   ---------------

 Exhibit 99.1      Press Release dated March 17, 2005.              6
 Exhibit 99.2      Press Release dated April 12, 2005.              7
 Exhibit 99.3      Press Release dated April 14, 2005               8
 Exhibit 99.4      Press Release dated April 25, 2005               9